October 2023 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Such forward-looking statements reflect Baudax Bio’s expectations about its future performance and opportunities that involve substantial risks and uncertainties. When used herein, the words “anticipate,” “believe,” “estimate,” “may,” “upcoming,” “plan,” “target,” “goal,” “intend,” and “expect,” and similar expressions, as they relate to Baudax Bio or its management, and TeraImmune or its management, are intended to identify such forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Baudax Bio’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, clinical results and other future conditions. There are a number of important factors that could cause Baudax Bio’s actual results to differ materially from those indicated or implied by such forward-looking statements including, without limitation: whether Baudax Bio will be able to successfully integrate the TeraImmune operations and realize the anticipated benefits of the acquisition of TeraImmune; whether Baudax Bio’s shareholders approve the conversion of the Series X Preferred Stock and the required cash payment of the then-current fair value of the Series X Preferred Stock if such approval is not provided; whether Baudax Bio’s cash resources will be sufficient to fund Baudax Bio’s continuing operations and the newly acquired TeraImmune operations, including the liabilities of TeraImmune incurred in connection with the completion of the Merger; whether Baudax Bio’s collaborations will be successful; whether Baudax Bio will be able to advance its current product candidate pipeline through pre-clinical studies and clinical trials, that interim results may not be indicative of final results in clinical trials, that earlier-stage trials may not be indicative of later-stage trials, the approvability of product candidates; whether Baudax Bio will be able to comply with the financial and other covenants under its credit facility; and whether Baudax Bio will be able to maintain its listing on the Nasdaq Capital Market. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks anduncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Baudax Bio may not actually achieve the forecasts disclosed in such forward-looking statements, and you should not place undue reliance on such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in Baudax Bio’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in its subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither Baudax Bio, nor any of its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing Baudax Bio’s views as of any date subsequent to the date hereof.

Highlights Baudax Bio: Development and Commercialization Teraimmune: Discovery Platform and Research IND cleared for TCR Treg, expected “once and done” treatment to eradicate “inhibitors/auto-antibodies” interfering with Factor VIII therapy for Hemophilia A. Q1 ‘24 target for first ever human TCR Treg study for any product – will be an open Phase 1/2a study of TI-168 in Hemophilia A with inhibitors. Results for early patients could confirm early tolerability and efficacy. Powerful Combined Team

Senior Leadership Team

Gerri Henwood - President & CEO

Founder, President, CEO Baudax, Recro

President of Malvern Consulting Group

Founder, Pres., CEO Auxilium (NASDAQ: AUXL)

Founder, CEO IBAH (NASDAQ: CRO)

>10 years at SK&F (now GSK)

Yong Chan Kim, PhD - CSO

Former President & CEO, TeraImmune

Res Assis Prof., Uniformed Services University

Post-Doctoral Fellow, NIAID, NIH

Stewart Mc Callum, MD - Consulting CMO

EVP Medical Affairs, Baudax, Recro

Medical Director, GSK

Assistant Professor of Urology Stanford University

Staff Surgeon, Stanford University & Palo Alto VA Medical Center

Natalie McAndrews, CPA – PT CFO/PFO

Past Senior Finance roles with Tmunity,

Spark Therapeutics (startup through merger)

Renmatrix, Tengion

Baudax BIO

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What is the opportunity? Expected Q1 ‘24 open and begin enrollment of Phase 1/2a TI 168 trial in Hemophilia A patients with inhibitors. Clinical trial for an orphan drug complication. Treatment expected to be “once and done” administration of patient’s own targeted Tregs (modified to block production of Factor VIII inhibitors in Hemophilia A). We believe a TCR Treg autologous product for elimination of the Factor VIII inhibitor in Hemophilia A patients can be developed and commercialized in a timely and cost-efficient manner. Commercial opportunity could produce peak year sales of $50-100 Million, assuming TPP met.

Hemophilia A with Inhibitors Estimated 180,000 Hemophilia A patients in the developed world Hemophilia A patients do not make Factor VIII, needed for normal blood clotting About 30% of the Hemophilia A patients develop antibodies to Factor VIII, called inhibitors that make it hard to use Factor VIII medicine for successful treatment Source: The report on the WFH Annual Global Survey 2021; Facts about inhibitors, National Hemophilia Foundation, www.hemophila.org; Grandview research: Hemophilia Market Size, 2020 Fortune Bus. Insights.com/Hemophila; FDA.gov, Roctavian prescribinbg information, 2023, sec. 8.7.

Proprietary First-In-Class Platform for Manufacturing TCR Tregs These unique TCR Tregs are intended to act to clear pathologic autoantibodies by inducing tolerance to a specific protein without systemic immune suppression (does not reduce systemic IgG) 1 Immune cell collection 2 Treg isolation 3 Viral TCR transduction 4 Ex vivo Expansion Receptor Engineering culture reagents cytokines Treg stabilizer Plus Proprietary Technology 5 Freezing/ Packaging Infusion 6 IP Protected and FDA IND cleared, TCR Treg manufacturing platform technology for the production of highly stable, pure, and select TCR Tregs are anticipated to treat multiple autoimmune conditions

TCR Treg Mechanism of Action in Autoimmune Disease Autoimmune Disease Treatment with TCR Tregs TCR Tregs block pathologic Autoantigen- specific B cells activation and differentiation Antigen recognition induces expression of effector T cells, activating B cells B cells proliferate and differentiate into autoantibody- secreting cells

FVIII TCR-Tregs Suppress anti-FVIII Antibody Formation in HA* Mice


FVIII (2 µg in IFA, s.c.)
Tregs (1-2x10⁶, i.v.)
FVIII (1 µg in PBS, i.v.)
10% TNP-SRBC (i.v.)
Day 0 14 21 35 42 49 56 63 70
Bleed weekly


Non-specific TCR Tregs
FVIII TCR Tregs
FVIII CAR Tregs
Anti-FVIII antibody (µg/ml)
500
400
300
200
100
10
5
0
14 21 28 35 42 49 56 63 70
Days post immunization


Non-specific TCR Tregs
FVIII TCR Tregs
FVIII CAR Tregs
Anti-TNP (µg/ml)
15
10
5
0
56 63 70
Days post immunization

Study protocol

- Hemophilic mice were subcutaneously immunized with FVIII on day 0
- 4h after immunization, mice were infused with Control, TCR Tregs or CAR Tregs
- FVIII –specific antibody levels were monitored weekly, and mice rechallenged with FVIII on day 56

* HA =Hemophilia A

Time course of anti-FVIII antibody response

- FVIII Engineered Tregs (TCR and CAR) show significant FVIII-specific immunosuppressive efficacy
- TCR Tregs outperformed CAR Tregs in suppressing FVIII-specific antibodies
- Human Tregs not detectable after 14 days due to immunocompetent mouse model
- TNP antibodies did not differ between groups (antigen-specific suppression)
- Data strongly implies that FVIII TCR Tregs could provide a therapeutic option in controlling anti-FVIII antibody formation in refractory HA* patients

BAUDAX BIO

Source: Yoon, *et al.*, Blood 129(2): 238–245 2017; Anti-TNP data on file, TI.

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TCR Treg Program TI-168 IND with associated preclinical and manufacturing data as well as clinical study protocol have been cleared. Initiating clinical study process Study site selection (specially qualified sites) IRB approval process – at specialized sites can be extended, but we believe 1 or more sites will be open in Q 1 2024 Open study sites and enrollment of first patient First cohort of 3 patients – anticipate enrollment and early results in 1H ‘24 Evaluate safety/tolerability and dosing/effect on inhibitor production NEXT STEPS: Initiate TI-168 Clinical Program for treatment of Hemophilia A inhibitors

Research Program Priorities Develop AChR* TCR Treg Verify the TCR as appropriate for the target Preclinical model development and qualification of proposed TCR Treg CMC and preclinical model studies preparatory work for IND IND filing target : 2025 * Acetylcholine receptor (AChR) Myasthenia Gravis (MG) TCR Treg research to target anti-AChR* auto-antibody Multiple Sclerosis (MS) TCR Treg research to target CNS auto-immunity Preclinical model development and qualification is completed CMC and preclinical model studies preparatory work for IND IND filing target : 2025

Strong Interest in Treg Cell Therapies Companies 2021 2022 Acquired by Merck for $1.85B Phase I Ulcerative Colitis $84M on Series A Preclinical Liver Transplantation $95M on Series A Preclinical MS, TTD $85M on Series A Preclinical Autoimmune $157M on Series A Preclinical T1D $265M on Series B Preclinical RA, T1D Collaboration with BMS for $1.9B Preclinical. 2 Autoimmune and IBD $156M on Series B Preclinical Liver Transplantation 2023 $85M up front $2B in development & commercial milestones

NMB Portfolio

NMB – Anesthesia Pipeline Continue at modest, sustainable pace Pre-clinical Phase 1 Phase 2 Phase 3 Milestones NEUROMUSCULAR BLOCKING AGENTS (NMBs) IV Intermediate-action (BX1000) Top-line data reported/Q2 2023 IV Ultra-short action (BX2000) Last patient dosed/end ‘24 NMB REVERSAL (ANESTHESIA) BX3000 IND and combo study reversing BX1000 2024.

Baudax Bio Recent Financing Gross Proceeds from December 2022 Public Offering Raised in early January 2023 through warrant exercise $5 Million $4.3 Million Gross Proceeds from May 2023 Public Offering $4 Million Raised in August 2023 through additional financing $1.9 Million

Highlights Baudax Bio: Development and Commercialization Teraimmune: Discovery Platform and Research IND cleared for TCR Treg, expected “once and done” treatment to eradicate “inhibitors/auto-antibodies” interfering with Factor VIII therapy for Hemophilia A. Q1 ‘24 target for first ever human TCR Treg study for any product – will be an open Phase 1/2a study of TI-168 in Hemophilia A with inhibitors. Results for early patients could confirm early tolerability and efficacy. Powerful Combined Team

Contact Information Mike Moyer LifeSci Advisors mmoyer@lifesciadvisors.com